                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   WM TRUST II
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------

    (5) Total fee paid:

        ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ----------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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

(WM Group Letterhead)

January 10, 2005

Dear Growth Fund Shareholder:

     The enclosed proxy statement solicits your vote as a shareholder of the Growth Fund (the "Fund") for the purpose of approving a new sub-advisory agreement among the Funds, WM Advisors, Inc. and a new sub-advisor, Salomon Brothers Asset Management Inc. This proxy statement is designed to give you complete and detailed information about the proposal. After you have reviewed this material carefully, we encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal. The Fund is managed by WM Advisors, Inc. (the "Advisor") and is currently sub-advised by Columbia Management Advisors, Inc., Janus Capital Management LLC and OppenheimerFunds, Inc. Portfolio diversification and strategic asset allocation have long been key tenets of the Advisor's investment philosophy. Mindful of the relatively volatile nature of growth equity investing, the Advisor believes the Fund could benefit from terminating its sub-advisory agreement with Columbia Management Advisors, Inc. and entering into a new sub-advisory agreement with Salomon Brothers Asset Management Inc, a sub-advisor whose investment style the Advisor believes will complement the investment styles of Janus and Oppenheimer.

     These proposals will NOT change the total advisory fees paid by the Fund.

     A special meeting of shareholders has been scheduled for February 3, 2005 at 10:00 a.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is important. Please vote as soon as possible using any of the following methods:

     - Touch tone telephone -- please refer to your proxy card.

     - Internet -- please refer to your proxy card.

     - Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

     If you have questions, please contact your Investment Representative or call (800) 222-5852.

     Your vote is important to us and is needed to ensure that the proposal in the proxy statement can be acted upon. We look forward to receiving your vote soon.

Sincerely,


/s/ William G. Papesh
William G. Papesh
President

                                     Q & A
                  GROWTH FUND PROPOSED SUB-ADVISORY AGREEMENT

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees of WM Trust II, on behalf of its Growth Fund (the "Fund"), has scheduled a special meeting of shareholders on February 3, 2005 at 10:00 a.m., Pacific Time for the purpose of approving a new sub-advisory agreement among the Fund, WM Advisors, Inc. (the "Advisor") and Salomon Brothers Asset Management Inc ("Salomon"), thereby adding Salomon as a new sub-advisor for the Fund. The Board believes that the proposed agreement would be in the best interests of shareholders and recommends that you vote "FOR" its approval.

Q. WHY IS THE BOARD PROPOSING A NEW SUB-ADVISOR FOR THE FUND?

As part of its ongoing evaluation of the Fund and its investment advisors, the Advisor has determined that it would be in the best interests of the Fund's shareholders to replace Columbia Management Advisors, Inc. with Salomon. Salomon was chosen for its ability to invest in ways that the Advisor believes will complement the other sub-advisors under varying market conditions.

Q. WILL THE PROPOSAL AFFECT THE TOTAL ADVISORY FEES PAID BY THE FUND?

No. This change will not affect the Fund's total advisory fees or expense ratio.

Q. HOW WILL THE ADVISOR ALLOCATE THE FUND'S ASSETS AMONG THE PROPOSED SUB-ADVISORS?

The Advisor will continue to allocate the Fund's assets among the proposed sub-advisors based on its analysis of current and expected market conditions and how it expects each proposed sub-advisor to perform under such conditions.

Q. HOW DO I CAST MY VOTE?

Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can also use any of the following convenient methods:

     - Touch tone telephone -- please refer to your proxy card.

     - Internet -- please refer to your proxy card.

     - Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

Your vote is important to us and will help ensure that the proposal in the proxy statement can be acted upon.

Please take the time to read the proxy statement thoroughly. If you have any questions, please contact your Investment Representative or call (800) 222-5852. Thank you for your time, consideration and vote.

                               WM GROUP OF FUNDS
                                  GROWTH FUND
                                  WM TRUST II
                               1201 THIRD AVENUE
                           SEATTLE, WASHINGTON 98101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 3, 2005

To the Shareholders of the Growth Fund:

     Notice is hereby given that a Special Meeting of Shareholders of the Growth Fund (the "Fund"), a series of WM Trust II, will be held on Thursday, February 3, 2005 at 10:00 a.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, for the following purposes:

          1. To approve or disapprove a sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. and Salomon Brothers Asset Management Inc; and

          2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 6, 2004 are entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Trustees,

                                           John T. West, Secretary

January 10, 2005

                             YOUR VOTE IS IMPORTANT

 PLEASE RESPOND -- YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED
    POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               WM GROUP OF FUNDS
                                  GROWTH FUND

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust II (the "Trust") for use at the Special Meeting of Shareholders of the Growth Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Pacific Time, on Thursday, February 3, 2005, at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about January 10, 2005.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., P.O. BOX 9757, PROVIDENCE, RHODE ISLAND 02940-9757 OR BY CALLING (800) 222-5852.

I. GENERAL

     All shareholders of record of the Fund as of the close of business on December 6, 2004, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was 105,082,160.

     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE SUB-ADVISORY AGREEMENT. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 (the "Proposal") for purposes of determining whether sufficient affirmative votes have been cast for the Proposal. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the same effect as a negative vote on the Proposal.

     Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc., the Fund's investment advisor, and its affiliates. The Trust has retained Management Information Services ("MIS"), P.O. Box 9107, Hingham, MA 02043, to aid in the tabulation of proxies.

     The costs of retaining MIS and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Fund. The anticipated cost associated with the solicitation of proxies by MIS is approximately $63,000.

     Portfolio diversification and strategic asset allocation have long been key tenets of the investment philosophy of WM Advisors, Inc. (the "Advisor"). Mindful of the relatively volatile nature of growth equity investing, the Advisor currently delegates day-to-day management responsibility for the Fund assets to three sub-advisors -- Columbia Management Advisors, Inc., ("Columbia"), Janus Capital Management ("Janus"), and OppenheimerFunds, Inc. ("Oppenheimer"). The Advisor believes the Fund could benefit from the Advisor's terminating its sub-advisory agreement with Columbia and entering into a new sub-advisory agreement with Salomon Brothers Asset Management Inc ("Salomon"). The Advisor believes that Salomon's investment style will be complementary to the investment styles of Janus and Oppenheimer.

     Each sub-advisor will continue to invest the portion of the Fund allocated to it in equity securities of growth companies using its own distinct investment philosophy and process. The Advisor will determine the proportion of the Fund's assets, if any, to be managed by each sub-advisor. The Advisor currently intends to allocate one-third of the Fund to each sub-advisor.

     As described more fully below, the Advisor has proposed to replace Columbia with Salomon and enter into a sub-advisory agreement with Salomon with respect to the Fund (the "Proposed Agreement"). In order for Salomon to serve as sub-advisor to the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Proposed Agreement by both the Trustees and the Fund's shareholders.

     The Proposed Agreement was unanimously approved by the Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Proposed Agreement (the "Independent Trustees"), on November 9, 2004. The Trustees, including a majority of the Independent Trustees, recommend approval of the Proposed Agreement by shareholders. If shareholders of the Fund do not approve the Proposed Agreement, the Trustees will consider what further actions to take. Such actions could include considering another sub-advisor for the Fund.

     A description of the Proposed Agreement, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of the Proposed Agreement." Such description is qualified in its entirety by reference to the form of Proposed Agreement set forth in Appendix A to this Proxy Statement. Additional information about Salomon is set forth below under "Additional Information."

DESCRIPTION OF THE PROPOSED AGREEMENT

     In order to assist it in carrying out its responsibilities as manager of the Fund, the Advisor has proposed to retain Salomon under the Proposed Agreement to render sub-advisory services to the Fund under the supervision of the Advisor and the Trustees.

     The Proposed Agreement provides that, subject to the supervision of the Trustees and the Advisor, Salomon will, with respect to the portion of the Fund's assets allocated to it, make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time and in conformity with the Trust's Master Trust Agreement, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). For its portion of the Fund, Salomon will also place purchase and sale orders for securities to effectuate the investment decisions made; maintain books and records with respect to the securities transactions and furnish to the Trust's

Board of Trustees such quarterly, annual and special reports as the Board may reasonably request; treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders; and supervise investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment. The Proposed Agreement further provides that Salomon shall not use such records and information for any purpose other than performance of its responsibilities and duties thereunder. In addition, Salomon will furnish the Fund or the Advisor with whatever statistical information the Fund or the Advisor may reasonably request with respect to the investments that the Fund may hold or consider purchasing.

     The Proposed Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, the Proposed Agreement be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Proposed Agreement terminates automatically in the event of its assignment or upon any termination of the advisory agreement between the Trust and the Advisor. The Proposed Agreement may be terminated without penalty on thirty days' written notice, by the Advisor, the Board of Trustees of the Trust or by a vote of holders of a majority of the Funds' shares, and upon sixty days' written notice by Salomon.

     The Proposed Agreement provides that Salomon shall not be subject to any liability to the Trust, the Fund or the Advisor, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties by Salomon.

     The Proposed Agreement also provides that, for the period during which the Proposed Agreement is in effect, the Trust, on behalf of the Fund, will pay the Advisor a monthly fee equal to the excess, if any, of the fee otherwise payable to the Advisor under the Advisory Agreement dated as of May 14, 2002 between the Advisor and the Fund (the "Advisory Agreement") over the total fees paid by the Fund pursuant to the sub-advisory agreements with respect to the Fund.

II. APPROVAL OF SUB-ADVISORY AGREEMENT WITH SALOMON BROTHERS ASSET MANAGEMENT
    INC

TRUSTEES' CONSIDERATIONS

     In determining whether to approve the Proposed Agreement, the Trustees met with the relevant investment advisory personnel of the Advisor and the proposed portfolio manager from Salomon and considered information provided by the Advisor and Salomon relating to the education, experience and number of investment professionals and other personnel providing services under the Proposed Agreement for purposes of evaluating Salomon's fitness to serve as investment advisor to the Fund. The Trustees also took into account the time and attention that would be devoted by senior management of Salomon to the Fund. The Trustees evaluated the level of skill required to manage the Fund and concluded that the resources that would be devoted by Salomon to the Fund were appropriate to fulfill effectively its duties under the Proposed Agreement. The Trustees also considered the business reputation and financial resources of Salomon and concluded that it would be able to meet any reasonably foreseeable obligations under the Proposed Agreement.

     The Trustees considered information concerning the investment philosophy and investment processes proposed to be applied by Salomon in managing the Fund, including consideration of Salomon's investment philosophy and investment processes in light of the philosophies and processes of the other sub-advisors of the Fund. In this connection, the Trustees considered the in-house research capabilities of Salomon as well as other sources available to Salomon's personnel, including research services available to Salomon that would result from securities transactions effected for the Fund and other investment advisory clients of Salomon. The Trustees concluded that the investment process, research capabilities and investment philosophy of Salomon were well suited to the Fund, given its investment objective and policies, as well as the investment processes and philosophies of the Fund's other sub-advisors.

     The Trustees considered the scope of the services to be provided by Salomon to the Fund under the Proposed Agreement relative to services provided by the Fund's other sub-advisors and by other third parties to other mutual funds and services provided by Salomon currently to mutual funds and other clients. The Trustees considered the services to be provided by the Advisor with respect to the Fund, including oversight by the Advisor of the advisory services to be provided by Salomon, and other non-advisory services provided by the Advisor.

The Trustees noted that the standard of care applicable to Salomon under the Proposed Agreement was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services to be provided to the Fund by Salomon was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees evaluated the record of Salomon and certain of its affiliates with respect to regulatory compliance. The Trustees also evaluated the procedures of Salomon designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics of Salomon (regulating the personal trading of its officers and employees), the procedures by which Salomon allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Salomon in these matters. The Trustees also received and considered information concerning procedures of Salomon with respect to the execution of portfolio transactions.

     The Trustees considered information relating to the investment performance of accounts managed by Salomon in a style similar to that Salomon would use with respect to the Fund and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including one-, three- and five-year periods, and considered information presented by the Advisor with respect to its expectations regarding the relative performance of Salomon and the Fund's other sub-advisors under different market conditions and during different phases of a market cycle, the volatility of such returns, as well as factors identified by Salomon as contributing to performance. The Trustees concluded that the scope and quality of the services expected to be provided by Salomon, as well as the investment performance of comparable investment advisory clients of Salomon, were sufficient, in light of market conditions, performance attribution, the resources dedicated by Salomon and its integrity, its personnel and systems and its financial resources, to merit approval of the Proposed Agreement.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Proposed Agreement and fees payable by the Fund to its other sub-advisors. The Trustees not only took into account the actual dollar amount of fees to be paid by the Fund directly to Salomon, but also took into account so-called "fallout benefits" to Salomon, such as any incremental increase to the value of its reputation derived from serving as investment advisor to the Fund. The Trustees considered information concerning fees paid by the Fund to its other sub-advisors, Oppenheimer and Janus. The Trustees also considered fees paid to Salomon, and services provided by Salomon, under other advisory contracts, concluding that, considering the relative complexity of the investment management responsibilities under such contracts, the fees to be paid to Salomon and the services to be provided by Salomon under the Proposed Agreement bore a reasonable relationship to such fees and services.

     The Trustees also considered the effective fees under the Proposed Agreement as a percentage of assets at different asset levels and possible economies of scale to Salomon and concluded that the fee levels reflect an appropriate sharing of these economies of scale. The Trustees also considered the fact that, under the Proposed Agreement, the fees payable to the Advisor by the Fund are reduced by the total fees paid by the Fund to Salomon under the Proposed Agreement and the possible impact of Salomon's fees on the profitability of the Advisor. The Trustees noted that the structuring of breakpoints for the Advisor's fees and the fees of Salomon and other sub-advisors were such that, assuming relatively equal allocation of Fund assets among all sub-advisors, the Advisor's fee would be reduced by breakpoints at lower asset levels than those at which the Advisor might benefit from breakpoints in the fees of Salomon and the other sub-advisors. The Trustees did not evaluate the expected profitability of Salomon with respect to the Fund both because of the lack of actual operating history and because the Trustees concluded that the negotiations between the Advisor and Salomon regarding the Proposed Agreement, had been entirely at arms-length.

     In evaluating the Fund's sub-advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that generally greater research intensity and trading acumen is required for equity funds such as the Fund, as compared to funds investing in primarily debt obligations.

     Based on the foregoing, the Trustees concluded that the fees to be paid Salomon under the Proposed Agreement were fair and reasonable, given the scope and quality of the services proposed to be rendered by Salomon. The Trustees unanimously approved, and recommend that shareholders of the Fund approve, the Proposed Agreement.

SUB-ADVISORY FEES

     The Fund would pay the fees to Salomon under the Proposed Agreement although the amount paid by the Fund to the Advisor is reduced by amounts paid to Salomon.

     Under the Proposed Agreement, Salomon would receive fees on a monthly basis calculated at an annual rate of 0.40% of the average daily net assets of the Fund and the Growth Fund series of WM Variable Trust (together, the "Combined Assets") under management by Salomon on the first $250 million of such assets, 0.35% of the next $250 million of such Combined Assets and 0.30% of such Combined Assets in excess of $500 million. Had the Proposed Agreement been in effect for the fiscal year ended October 31, 2004, the Advisor estimates that Salomon would have received fees equal to 0.40% of the Combined Assets managed by Salomon, assuming Salomon had managed a portion of the Combined Assets equal to the portion of the Combined Assets the Advisor expects to initially allocate to Salomon.

     To the extent that the Fund may pay lower fees to another sub-advisor or Salomon for sub-advisory services provided to the Fund, the Advisor may have a financial incentive to allocate more assets to that sub-advisor than the Fund's other sub-advisors.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT.

     Approval of the Proposed Agreement requires the vote of a majority of the outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III. ADDITIONAL INFORMATION

     The Trust is an open-end management investment company organized in 1989 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is a series investment company with seven investment portfolios. The Fund is one of those portfolios and is diversified.

     The Principal Executive Officer and Directors of the Advisor and their principal occupations are listed below. The address for each is 1201 Third Avenue, Seattle, WA 98101.

                   NAME                           PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------
  William G. Papesh                         Director and President of the
                                            Advisor; WM Funds Distributor,
                                            Inc. and WM Shareholder Services,
                                            Inc.
-----------------------------------------------------------------------------
  Michael L. Amato                          Director of the Advisor, WM Funds
                                            Distributor, Inc. and WM
                                            Shareholder Services, Inc. and
                                            Senior Vice President of
                                            Washington Mutual Bank,
                                            Washington Mutual Bank, FA and
                                            Washington Mutual Bank fsb.
-----------------------------------------------------------------------------
  Mike E. Brandeberry                       Director of the Advisor and
                                            Senior Vice President of
                                            Washington Mutual Bank,
                                            Washington Mutual Bank, FA and
                                            Washington Mutual Bank fsb.
-----------------------------------------------------------------------------
  Melissa R. Martinez                       Director of the Advisor, WM Funds
                                            Distributor, Inc. and WM
                                            Shareholder Services, Inc. and
                                            Senior Vice President of
                                            Washington Mutual Bank.
-----------------------------------------------------------------------------
  Scott Pelkola                             Director of the Advisor, WM Funds
                                            Distributor, Inc. and WM
                                            Shareholder Services, Inc. and
                                            Senior Vice President of
                                            Washington Mutual Bank,
                                            Washington Mutual Bank, FA and
                                            Washington Mutual Bank fsb.
-----------------------------------------------------------------------------
  Gary J. Pokrzywinski                      Director and Senior Vice
                                            President of the Advisor;
                                            Director of WM Funds Distributor,
                                            Inc. and WM Shareholder Services,
                                            Inc.
-----------------------------------------------------------------------------
  Debra C. Ramsey                           Director and Senior Vice
                                            President of the Advisor, WM
                                            Funds Distributor, Inc. and WM
                                            Shareholder Services, Inc.

     By virtue of their positions with the Advisor and its affiliates, each of the foregoing may have an interest in shareholder approval of the sub-advisory agreement.

INFORMATION ABOUT THE ADVISOR

     The Advisor is registered under the Advisers Act and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

ADVISORY AGREEMENT

     The Advisor currently acts as the Fund's investment advisor pursuant to the Advisory Agreement, which was last approved by the Fund's shareholders on December 23, 1997. The Advisory Agreement was submitted for shareholder approval at such time in connection with the consolidation of the investment advisory businesses of the Advisor and Sierra Investment Advisors Corporation, the Trust's previous investment advisor.

     The Advisor's responsibilities under the Advisory Agreement include formulating the Fund's investment policies (subject to the terms of the prospectus), analyzing economic trends, directing and evaluating the investment services provided by any sub-advisors and monitoring the Fund's investment performance and reporting to the Trustees, as well as providing certain administrative services for the Fund. In connection with its service as investment advisor to the Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to the Fund and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

     The Advisory Agreement provides that it will, unless sooner terminated in accordance with the Advisory Agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either:
(a) by the vote of a majority of the Trustees, or (b) by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940

Act) by the Advisor. The Advisory Agreement provides that it may be amended only in accordance with the 1940 Act.

     The Advisory Agreement may be terminated at any time without the payment of any penalty, by the Trust by vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Advisor or by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

     The Advisory Agreement provides that the Advisor shall not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement provides that the Advisor shall pay the expenses incurred by it in connection with its activities under the Advisory Agreement.

     Under the Advisory Agreement, the Fund pays the Advisor a monthly advisory fee based on the excess, if any, of (i) 0.80% of the first $500 million, 0.75% of the next $1.5 billion, 0.70% of the next $1 billion and 0.65% thereafter, of the Fund's average daily net assets over the Fund's average daily net assets over (ii) the fees paid by the Fund directly to its sub-advisor or sub-advisors.

FEES PAID

     For the fiscal year ended October 31, 2004, the Fund paid advisory fees to the Advisor, transfer agency fees to WM Shareholder Services, Inc. (the "Transfer Agent") and distribution fees to the WM Funds Distributor, Inc. (the "Distributor") as follows: advisory fees: $5,005,065; transfer agency fees:
$1,026,151; distribution fees: $1,544,750. The Transfer Agent and the Distributor are subsidiaries of the Advisor. If the fees in the Proposed Agreement had been in effect during such fiscal year, and assuming Salomon had managed Columbia's allocation of the Fund's assets, the net advisory fees paid to the Advisor would have been $4,831,136, representing a decrease of 3.5% from the net advisory fees actually paid to Advisor.

INFORMATION ABOUT SALOMON

     Salomon, located at 399 Park Avenue, New York, New York 10022, is an indirect, wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). Salomon was established in 1987 and together with its affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and securities trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of September 30, 2004, Salomon had approximately $78.3 billion in assets under management. Salomon has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Agreement.

     The Principal Executive Officers and Directors of Salomon and their principal occupations are listed below. The address for each is 399 Park Avenue, New York, New York 10022.

-----------------------------------------------------------------------------
                   NAME                           PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------
  Michael Even                              Managing Director, Salomon;
                                            Global Chief Investment Officer,
                                            Citigroup Asset Management; Chief
                                            Investment Officer, Citigroup
                                            Private Bank
-----------------------------------------------------------------------------
  Robert Feitler                            Senior Portfolio Manager and
                                            Director, Salomon
-----------------------------------------------------------------------------
  Michael A. Kagan                          Senior Portfolio Manager and
                                            Managing Director, Salomon; Vice
                                            President, Salomon Brothers Inc.;
                                            Managing Director, Citigroup
                                            Global Markets Inc.
-----------------------------------------------------------------------------
  Kevin Kennedy                             Senior Portfolio Manager and
                                            Managing Director, Salomon
-----------------------------------------------------------------------------
  Ross S. Margolies                         Senior Portfolio Manager and
                                            Managing Director, Salomon
-----------------------------------------------------------------------------
  Mark J. McAllister                        Senior Portfolio Manager and
                                            Managing Director, Salomon
-----------------------------------------------------------------------------
  Evan Merberg                              Managing Director, Salomon;
                                            Managing Director, Citigroup
                                            Global Markets Inc.; Chief
                                            Administrative Officer, Citigroup
                                            Asset Management
-----------------------------------------------------------------------------
  Michael Fred Rosenbaum                    Chief Legal Officer of Salomon;
                                            General Counsel, Citigroup Asset
                                            Management; Managing Director,
                                            Citigroup Global Markets Inc.
-----------------------------------------------------------------------------
  Jeffrey Scott                             Chief Compliance Officer and
                                            Director, Salomon; Chief
                                            Compliance Officer, Travelers
                                            Asset Management International
                                            Company, LLC
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                   NAME                           PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------
  David A. Torchia                          Senior Portfolio Manager and
                                            Managing Director, Salomon;
                                            Managing Director, Citigroup
                                            Global Markets Inc.; Managing
                                            Director, Travelers Asset
                                            Management International Company,
                                            LLC
-----------------------------------------------------------------------------
  Peter J. Wilby                            Chief Investment Officer, North
                                            American Fixed Income and
                                            Managing Director, Salomon;
                                            Managing Director, Citigroup
                                            Global Markets Inc.; Managing
                                            Director, Smith Barney Fund
                                            Management LLC, Managing
                                            Director, Travelers Asset
                                            Management International Company,
                                            LLC; Managing Director, Travelers
                                            Investment Advisors, Inc.
-----------------------------------------------------------------------------

     If the Proposed Agreement is approved by shareholders, Alan Blake, Managing Director and Senior Portfolio Manager of Salomon, will be primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Salomon. Mr. Blake has more than 24 years of securities business experience.

OTHER FUNDS ADVISED OR SUB-ADVISED BY SALOMON

     Please see below information on similar funds sub-advised/advised by Salomon or any of its affiliates.

     Salomon serves as a sub-advisor for SunAmerica. Salomon manages a portion of their Focused Large Cap Growth Portfolio. It is important to note that only one-third of this portfolio is managed by Salomon and that the manager only chooses for this fund his top ten picks. Salomon receives fees at the annual rate of 0.40% of the average daily net assets of the SunAmerica Large Cap Growth Portfolio. As of October 31, 2004, the approximate net assets of the SunAmerica Large Cap Growth Portfolio were $22.7 million.

     Salomon Brothers Variable Large Cap Growth Fund is managed by the same team that would manage the Fund and is managed in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the Salomon Brothers Variable Large Cap Growth Fund and the Fund. Salomon receives fees at the annual rates of 0.70% of the average daily net assets of the Salomon Brothers Variable Large Cap Growth Fund. As of October 31, 2004, the approximate net assets of the Salomon Brothers Variable Large Cap Growth Fund were $13.4 billion.

     Smith Barney Large Capitalization Growth Fund is managed by the same team that would manage the Fund and is managed in a substantially similar manner. There may be differences in holdings and other portfolio characteristics between the Smith Barney Large Capitalization Growth Fund and the Fund. Salomon receives fees at the annual rates of 0.750% of the first $5 billion of the Smith Barney Large Capitalization Growth Fund's average daily net assets, 0.725% of the next $2.5 billion in assets, 0.700% of the next $2.5 billion and 0.650% of assets in excess of $10 billion. As of October 31, 2004, the approximate net assets of the Smith Barney Large Capitalization Growth Fund were $4.7 billion.

     Smith Barney Fund Management LLC., manages the Smith Barney Large Capitalization Growth Fund and is an affiliate of Salomon Brothers Asset Management Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

     Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for the Fund will be made by the Advisor, or by Salomon, each of which also is responsible for placing these transactions, subject to the overall review of the Trustees. Although investment decisions for the Fund will be made independently from those of the other accounts managed by the Advisor or Salomon, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Advisor or Salomon are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or Salomon to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     There is frequently no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Advisor or Salomon seeks to obtain execution of Fund transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Advisory Agreement authorizes the Advisor, and the Proposed Agreement authorizes Salomon, to select brokers or dealers on the basis that they provide brokerage, research, or other services or products (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or other accounts serviced by Salomon or the Advisor. The Advisor or Salomon may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Advisor or Salomon determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor, Salomon and their affiliates have with respect to the Fund and to accounts over which they exercise investment discretion.

     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, and relevant interpretive and "no-action" positions taken by the SEC's staff, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for the Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of another sub-advisor, who are generally not treated as affiliated brokers) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the applicable sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

BROKERAGE TRANSACTIONS WITH AFFILIATES

     During the fiscal year ended October 31, 2004, the Fund did not pay any brokerage commissions to any broker then affiliated with the Advisor or any sub-advisor to the Fund.

CURRENT SUB-ADVISORY AGREEMENTS

     Janus and Oppenheimer currently act as sub-advisors to the Fund pursuant to advisory agreements among the Advisor, the relevant sub-advisor and the Fund. The current advisory agreements with respect to Janus and Oppenheimer were submitted for shareholder approval on February 1, 2002. The Trustees last approved the Janus advisory agreements at a meeting held on November 9, 2004 and the Oppenheimer advisory agreements at a meeting held on May 13, 2004. The aggregate fee paid to Janus was $1,409,636 and the aggregate fee paid to Oppenheimer was $2,626,888, each for the fiscal year ended October 31, 2004.

OWNERSHIP OF SHARES AND VOTING INFORMATION

     As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Fund as a whole. The following table shows each Trustee's aggregate range of shares owned in the WM Group of Funds.

                       EQUITY SECURITIES OWNERSHIP TABLE
                                (DOLLAR RANGES)
                            (AS OF DECEMBER 6, 2004)

                                                      AGGREGATE DOLLAR
                                                       RANGE OF SHARES
                                                        OWNED IN THE
                                                      WM GROUP OF FUNDS
------------------------------------------------------------------------
  INDEPENDENT TRUSTEES*
  Wayne L. Attwood, M.D.                                      B
  Kristianne Blake                                            E
  Edmond R. Davis, Esq.                                       D
  Carrol R. McGinnis                                          E
  Alfred E. Osborne, Jr. Ph.D.                                B
  Daniel L. Pavelich                                          E
  Jay Rockey                                                  E
  Richard C. Yancey                                           E
------------------------------------------------------------------------
  INTERESTED TRUSTEES*
  Anne V. Farrell                                             E
  Michael K. Murphy                                           C
  William G. Papesh                                           E

---------------

 * For purposes of this table, the term "Independent Trustee" means those Trustees who are not "interested persons" as defined by the 1940 Act.

A = $1 to $10,000
B = $10,001 to $50,000
C = $50,001 to $100,000
D = $100,001 to $250,000
E = over $250,000

     As of the Record Date, except as noted below, no persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                  SHARES      PERCENTAGE OF
                                               BENEFICIALLY      SHARES
                                                  OWNED           OWNED
                                               ------------   -------------
CLASS A
  WaMu Savings Plan..........................    2,366,183         28%
  Washington Mutual, Inc.
  1201 Third Avenue
  Seattle, WA 98101

CLASS C
  Pershing LLC...............................        8,460          5%
  P.O. Box 2052
  Jersey City, NJ 07303-9998

CLASS I
  WM Conservative Growth Portfolio...........   32,188,676         37%
  1201 Third Avenue
  Seattle, Washington 98101

  WM Balanced Portfolio......................   30,464,313         35%
  1201 Third Avenue
  Seattle, WA 98101

  WM Strategic Growth Portfolio..............   19,369,537         22%
  1201 Third Avenue
  Seattle, WA 98101

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and Chief Executive Officer of the Trust; Gary
J. Pokrzywinski, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Debra C. Ramsey, Director and Senior Vice President of the Advisor, is Senior Vice President of the Trust; Randall L. Yoakum, Senior Vice President of the Advisor, is Senior Vice President of the Trust; Jeffrey L. Lunzer, First Vice President of the Advisor, is First Vice President, Chief Financial Officer and Treasurer of the Trust; John T. West, First Vice President of the Advisor, is First Vice President, Chief Compliance Officer, Secretary and Anti-Money Laundering Compliance Officer of the Trust; and Wendi B.

Bernard, Assistant Vice President of the Advisor, is Assistant Vice President and Assistant Secretary of the Trust.

     No persons act as both officers or Trustees of the Trust and officers or directors of Salomon.

TRANSFER AGENT, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     The Fund's transfer agent and administrator is WM Shareholder Services, Inc., which has a principal business address of 1201 Third Avenue, Seattle, Washington 98101. The Fund's principal underwriter is WM Funds Distributor, Inc., which has a principal business address of 12009 Fountain Place, Suite 350, Gold River, California 95670.

OTHER MATTERS

     In the event that a quorum is not present for purposes of acting on the Proposal or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote "broker non-votes" or any proxies that direct them to abstain from voting on the Proposal.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is contained in the Proposal, as mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust begins to print and mail its proxy materials in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

January 10, 2005

                              VOTE TODAY BY MAIL,
               TOUCH-TONE PHONE AT (800) 690-6903 OR THE INTERNET
                        BY LOGGING ONTO WWW.PROXYWEB.COM

                                   APPENDIX A
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                  GROWTH FUND

                     EFFECTIVE AS OF [MONTH] [DAY], [YEAR]

     This Agreement is made and entered into as of this [day] day of [month], [year], among WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, WM Trust II, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), on behalf of its Growth Fund series (the "Fund"), and Salomon Brothers Asset Management Inc, (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware.

     Whereas, the Trust is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     Whereas, the Trust offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Fund;

     Whereas, WM Advisors is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, WM Advisors desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ such portion of the capital of the Fund as may from time to time be determined by WM Advisors by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective. Until WM Advisors delivers any such amendment or supplement to the Sub-Advisor, the Sub-Advisor shall be fully protected in relying on the Prospectus and Statement of Additional information and any supplements thereto previously furnished to the Sub-Advisor.

     WM Advisors agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Trust to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, with respect to the portion of the Fund allocated to the Sub-Advisor by WM Advisors, (a) maintain compliance procedures that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the 1940 Act, and the Advisers Act, as the same may from time to time be amended; (b) comply with the applicable provisions of the Trust's Master Trust Agreement; (c) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (d) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (e) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish to the Trust's Board of Trustees or WM Advisors such quarterly, annual and special reports as the Board or WM Advisors may reasonably request; and (f) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisor has responsibility for providing investment services and advice only with respect to such discrete portion of the Fund as may from time to time be allocated to the Sub-Advisor by WM Advisors. Subject to the supervision of WM Advisors and in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with WM Advisors, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing. The Sub-Advisor will not consult with any other sub-advisors of any other funds within the Trust (or any sub-advisors with respect to any other portion of the Fund) concerning the transactions in securities or other assets of the Fund or any other funds of the Trust other than for purposes of complying with the conditions of paragraphs
(a) and (b) of Rule 12d3-1 under the 1940 Act.

3. BROKERAGE

     Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of WM Advisors and/or the Board of Trustees of the Trust, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Trust, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Trust. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

4. INFORMATION PROVIDED TO WM ADVISORS AND THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5. STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

6. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Trust, on behalf of the Fund, will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets under management by the Sub-Advisor shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

7. EXPENSES

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall not be required to bear any expenses of the Trust, the Fund or WM Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of WM Advisors.

8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures reasonably believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. WM Advisors recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

9. TERM OF AGREEMENT

     Except as otherwise provided below, this Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify the Trust of any circumstances that, to its best knowledge and belief, might result in this Agreement being deemed to be assigned.

10. REPRESENTATIONS OF THE TRUST, WM ADVISORS AND THE SUB-ADVISOR

     The Trust represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

     WM Advisors represents that (a) the appointment of the Sub-Advisor has been duly authorized; (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (c) it is authorized to perform the services herein.

     The Sub-Advisor represents that (a) it is authorized to perform the services described herein, and (b) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws.

11. INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

     Sub-Advisor shall indemnify and hold harmless WM Advisors and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement attributable to Disqualifying Conduct.

12. AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. USE OF NAMES

     The parties agree and acknowledge that the Sub-Advisor is the sole owner of the name and mark Salomon Brothers Asset Management Inc and that all use of any designation comprised in whole or part of Salomon Brothers Asset Management Inc and use of any logos, trademarks, service marks or trade names (a "Sub-Advisor Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Trust on its own behalf or on behalf of the Fund of any Sub-Advisor Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the written consent of the Sub-Advisor. The Trust and WM Advisors shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for use by the Trust's trustees and for internal use by the Trust and WM Advisors or its affiliates. WM Advisors agrees that it will review with the Sub-Advisor any advertisement, sales literature, or notice (collectively, "Sales Material") prepared by WM Advisors or any affiliate prior to its use that makes reference to the Sub-Advisor or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Sub-Advisor shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. Notwithstanding the foregoing, Sub-Advisor shall be responsible for ensuring the adequacy and accuracy of information about Sub-Advisor provided to WM Advisors or its affiliates for use in Sales Material prepared by WM Advisors or its affiliates. Consent by the Sub-Advisor to such use of any Sub-Advisor Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Trust, the Fund or WM Advisors within 5 business days after the request is made by the Trust, the Fund or WM Advisors for such use of any Sub-Advisor Mark or any such representation. Upon termination of this Agreement for any reason, the Trust and WM Advisors shall cease all use of any Sub-Advisor Mark(s) as soon as reasonably practicable. If WM Advisors or the Fund makes an unauthorized use of the Sub-Advisor's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Advisor shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Sub-Advisor will be entitled to injunctive relief.

     The Sub-Advisor agrees and acknowledges that (i) the Trust is the sole owner of the corporate name, associated good will and other rights in various jurisdictions of the name "WM Trust II" and (ii) WM Advisors is the sole owner of the name, associated good will and other rights in various jurisdictions of the name "WM Advisors, Inc." and that any and all use of any designation comprised in whole or in part of "WM Trust II" or "WM Advisors, Inc." (each a "WM Mark") under this Agreement shall inure to the benefit of the Trust or WM Advisors, respectively. The use by the Sub-Advisor on its own behalf of any WM Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the written consent of the Trust or WM Advisors, respectively. The Sub-Advisor shall not, without the consent of the Trust or WM Advisors, as applicable, make representations regarding the Trust, the Fund or WM Advisors in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Sub-Advisor agrees it will review with the Trust or WM Advisors, as applicable, any advertisement, sales literature, or other material prior to its use that makes reference to the Trust, WM Advisors, or any affiliates or any name(s), derivatives, logos, trademarks, service marks or trade names thereof, it being understood that neither the Trust nor WM Advisors shall have any responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. Notwithstanding the foregoing, WM Advisors shall be responsible for ensuring the adequacy and accuracy of information about WM Advisors, its affiliates, the Trust or the Funds provided to Sub-Advisor for use in Sales Material prepared by Sub-Advisor. Consent by the Trust and WM Advisors to such use of any WM Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any WM Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any WM Mark as soon as reasonably practicable.

     If Sub-Advisor makes an unauthorized use of the Trust's or WM Advisor's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Trust or WM Advisors, as applicable, shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Trust or WM Advisors, as applicable, will be entitled to injunctive relief.

14. DECLARATION OF TRUST AND LIMITATION OF LIABILITY

     A copy of the Master Trust Agreement of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement with respect to the Fund shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

15. ENTIRE AGREEMENT; AMENDMENT OF MANAGEMENT AGREEMENT

     This Agreement constitutes the entire agreement among the parties hereto, except that WM Advisors and the Trust are also parties to an Investment Management Agreement relating to the Fund dated March 20, 1998, as amended as of January 1, 1999 (the "Management Agreement").

     The Trust and WM Advisors hereby amend the Management Agreement, for so long as this Agreement shall remain in effect, to provide that: (a) The Trust, on behalf of the Fund, shall pay to WM Advisors a monthly fee equal to the excess, if any, of (i) the fee set forth in Section 5 of the Management Agreement (the "Management Fee") over (ii) the fee paid by the Fund under this Agreement or any other sub-advisory agreement with respect to the Fund; (b) WM Advisors shall not be entitled to any other fees under the Management Agreement with respect to the Fund; (c) The Trust acknowledges and agrees that, for so long as Sub-Advisor meets the standard of care set forth in this Agreement, WM Advisors shall have no obligation to (i) furnish a continuous investment program for the Fund, (ii) determine from time to time what securities will be purchased, retained or sold by the Fund, and what portion of the Fund's assets will be held as cash, or (iii) place orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by WM Advisors; (d) Notwithstanding this Agreement, WM Advisors remains authorized to determine what securities or other property shall be purchased or sold by or for the Fund; (e) In exchange for the fee paid by the Fund under the Management Agreement and in recognition of its obligation to select and monitor the Sub-Advisor, and not for the services provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement, WM Advisors shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held liable arising out of or attributable to any actual or alleged failure of Sub-Advisor to meet the standard of care set forth in this Agreement.

16. GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

17. MISCELLANEOUS

     (a) Unless WM Advisors or the Trust gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Advisor's policies and procedures. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) WM Advisors shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the portion of the Fund to be managed by the Sub-Advisor shall be delivered directly to the Custodian.

     (c) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Trust and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WM ADVISORS, INC.                      WM TRUST II, on behalf of its
                                       Growth Fund series
                                       By
By                                     -------------------------------------
-------------------------------------  Name: John T. West
Name: William G. Papesh                Title:  First Vice President
Title:  President

SALOMON BROTHERS ASSET MANAGEMENT INC
By                                     Dated: [effective date]
-------------------------------------
Name:
Title:

                                                                         ANNEX A

     1. For purposes of calculating the fee to be paid to the Sub-Advisor under this Agreement:

     "Fund Assets" shall mean the net assets of the portion of the Fund managed by the Sub-Advisor;

     "Other Assets" shall mean the net assets of the portion of the Growth Fund series of WM Trust II managed by the Sub-Advisor.

     "Combined Assets" shall mean the sum of Fund Assets and Other Assets; and

     "Average Daily Net Fund Assets," "Average Daily Net Other Assets" and "Average Daily Net Combined Assets" shall mean the average of the value of the Fund Assets, Other Assets or Combined Assets, as the case may be, on each business day.

     2. The Sub-Advisor fee shall be paid in arrears (within 10 days of receipt by WM Advisors of an invoice from the Sub-Advisor) based upon the Average Daily Net Combined Assets during the preceding month. The fee payable for the month shall be calculated by applying the annual rate, as set forth in the fee schedule below, to the Average Daily Net Combined Assets, and dividing by twelve. The portion of the monthly fee to be paid by the Fund shall be prorated based upon the Average Daily Net Fund Assets as compared to the Average Daily Net Combined Assets. For a month in which this Agreement becomes effective or terminates, the portion of the Sub-Advisor fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

     3. The following fee schedule shall be used to calculate the fee to be paid to the Sub-Advisor under this Agreement:

 FIRST    NEXT     OVER
 $250     $250     $500
MILLION  MILLION  MILLION
-------  -------  -------
0.400%    0.350%   0.300%

          -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING-
                               WM GROUP OF FUNDS
                                  GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 3, 2005

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints William G. Papesh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shares of the Growth Fund (the "Fund"), a series of WM Trust II, on February 3, 2005 at 10:00 a.m. Pacific time (the "Meeting"), and any adjournments(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE UNLESS VOTING ON THE INTERNET OR BY PHONE.

                                      DATE

            -------------------------------------------------------

            -------------------------------------------------------

Signature(s) NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

--------------------------------------------------------------------------------

          -PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING-

Please fill in box(es) as shown using black or blue ink or number 2 pencil [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment(s) thereof. The Trustees recommend a vote FOR the Proposal.

                                                          FOR   AGAINST   ABSTAIN
                                                          ---   -------   -------
1. To approve Advisory Agreement relating to the Fund
   among the Fund, WM Advisors, Inc. and Salomon
   Brothers Asset Management............................  [ ]   [ ]       [ ]

       PLEASE SIGN AND DATE ON THE REVERSE SIDE. VOTE TODAY BY MAIL USING
 THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTE BY TOUCHTONE PHONE AT (800) 690-6903,
           OR VOTE VIA THE INTERNET BY LOGGING ONTO WWW.PROXYWEB.COM.

                                        14